UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 Date of report
                                 August 30, 2004
                        (Date of earliest event reported)

                              CAVALIER HOMES, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                1-9792                                        63-0949734
                ------                                        ----------
        (Commission File Number)               (IRS Employer Identification No.)


         32 Wilson Boulevard 100
            Addison, Alabama                                     35540
            ----------------                                     -----
  (Address of Principal Executive Offices)                     (Zip Code)

                                 (256) 747-9800
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement.
                  ------------------------------------------

                  On August 30, 2004, Cavalier Home Builders, L.L.C. ("CHB"), a subsidiary of Cavalier Homes, Inc., entered into a Supply Agreement with Alliance Homes, Inc. ("Alliance") and North American Catastrophe Services, Inc. ("NACS") pursuant to which CHB will produce manufactured homes to assist NACS and Alliance in the fulfillment of delivery requirements for manufactured homes under a purchase order issued by the Federal Emergency Management Association ("FEMA") to NACS. NACS, under a separate agreement, has contracted with Alliance for the production and delivery of 1,500 manufactured homes for FEMA by Alliance or other suppliers pursuant to sub-contracts such as the Supply Agreement. Under the terms of the Supply Agreement, NACS will pay Alliance for homes built and delivered by CHB following delivery and acceptance by FEMA, and Alliance will make payment to CHB for such homes. The Supply Agreement provides that CHB shall produce the homes to agreed-upon specifications, provide any necessary parts for the repair of transit damage or warranty service at its own expense, and pay Alliance for inspection and other services provided by Alliance with respect to the homes. Alliance will be responsible for inspection of homes prior to and upon delivery and will provide personnel to assist CHB in repair of transit damage and to repair or replace any defects in materials or workmanship.

                  Cavalier Homes, Inc., and its affiliates do not have any material relationship with NACS other than with respect to the Supply Agreement. CHB, as successor to Cavalier Industries, Inc., is a party to an Industrial Sublease with Alliance entered in October 2000 pursuant to which Alliance subleases certain facilities in Adrian, Georgia, from CHB.

A press release issued by Cavalier with respect to the Supply Agreement is included as Exhibit 99.1 hereto.

Item 9.01         Financial Statements and Exhibits.
                  ----------------------------------
      (c)         Exhibits

                        Exhibit 99.1 Press Release dated September 1, 2004.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                 CAVALIER HOMES, INC.
                                                     (Registrant)


Date: September 1, 2004             By           /s/ Michael R. Murphy
                                      ------------------------------------------
                                                    Michael R. Murphy
                                                Its Chief Financial Officer



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                                  Exhibit Index
                                  -------------

         Exhibit                  Description
         -------                  -----------

         99.1                     Text of Press Release dated September 1, 2004.

                                                                 EXHIBIT 99.1


                                 From:                CAVALIER HOMES, INC..
                                 Approved by:         David Roberson
                                 Subject:             FEMA Shipments
                                 Contact:             Mike Murphy (256) 747-9800



              CAVALIER ANNOUNCES AGREEMENT TO BUILD 800-1,000 HOMES AS PART OF FEMA DISASTER RELIEF FOR HURRICANE CHARLEY


Addison, Ala. (September 1, 2004) - Cavalier Homes, Inc. (Amex: CAV) today announced that it has entered into a supply agreement with Adrian, Georgia-based Alliance Homes and Melbourne, Florida-based North American Catastrophe Services, Inc. to build homes for delivery to the Federal Emergency Management Agency
(FEMA) for disaster relief in Florida. The FEMA relief effort is part of the agency's rapid response to provide temporary living quarters following the landfall of Hurricane Charley.

         Under the supply agreement among Cavalier, Alliance and NACS, Cavalier anticipates delivering an estimated 800-1,000 single-section homes, with complete delivery expected to occur by early November. The Company will supply these homes from its plants in Georgia, Alabama and North Carolina.

         Commenting on the announcement, David Roberson, President and Chief Executive Officer, said, "We are pleased to announce our participation with Alliance Homes in assisting FEMA with its disaster relief efforts. In the terrible aftermath of Hurricane Charley, perhaps no requirement is more essential than the need for housing - supplied on a vast and urgent basis. We believe our Company, and our industry, are ideally suited to meet this challenge, and we will work tirelessly over the next few months to aid in these efforts."

         Cavalier Homes, Inc. and its subsidiaries produce, sell, and finance manufactured housing. The Company markets its homes primarily through independent dealers, including exclusive dealers that carry only Cavalier products, and provides financial services primarily to retail purchasers of manufactured homes sold through its dealer network.

         With the exception of historical information, the statements made in this press release, including those containing the words "believe," "expects," "will," and words of similar import, and those relating to industry trends and conditions, Cavalier's expectations for its results of operations in future periods, acceptance of Cavalier's new product initiatives and the effect of these and other steps taken in the last several years on Cavalier's future sales and earnings, and Cavalier's plans and expectations for addressing current and future industry and business conditions, constitute forward-looking statements, are based upon current expectations, and are made pursuant to the "Safe Harbor" provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve certain known and unknown assumptions, risks and uncertainties that could cause actual results to differ materially from those included in or contemplated by the statements, including among other matters, significant competitive activity, including promotional and price competition; interest rates; increases in raw material and energy costs; changes in customer demand for Cavalier's products; inherent risks in the market place associated with new products and new product lines; and other risk factors listed from time to time in Cavalier's reports filed with the Securities and Exchange Commission, including, but not limited to, those discussed or indicated in Cavalier's Annual Report on Form 10-K for the period ended December 31, 2003, under the heading "Item 1. Business-Risk Factors," and its Quarterly Report on Form 10-Q for the period ended June 26, 2004, under the heading "Safe Harbor Statement under the Private Litigation Reform Act of 1995," as filed with the Securities and Exchange Commission. Cavalier disclaims any obligation to update any forward-looking statements as a result of developments occurring after the issuance of this press release.